UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
           ____________________________________________________

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                   1934


  Date of report (Date of earliest event reported) :     April 29, 1997

                               CANMAX INC.
  _______________________________________________________________________
             Exact Name of Registrant as Specified in its Charter)

  Wyoming                       0-22636                75-2461665
  _____________________________________________________________________
  (State or other        (Commission File Number)    (I.R.S. Employer
  Jurisdiction of                                     Identification No.)
  Incorporation)

  150 West Carpenter Freeway, Irving, Texas                 75039
  ___________________________________________________________________
  (Address of Principal Executive Offices)                (Zip Code)

  Registrant's telephone number, including area code:  (972) 541-1600


  _____________________________________________________________________
      (Former Name or Former Address, If Changed Since Last Report)

  Item 5.        Other Events.

       As permitted by General Instruction F to Form 8-K promulgated under the Securities Act of 1934, as amended, Canmax Inc. (the "Registrant") is filing as an Exhibit to this Current Report on Form 8-K that press release issued by and on behalf of the Registrant on May 2, 1997, which such press release is specifically incorporated by reference.


  Item 7.   Financial Statements, ProForma Financial Information and
            Exhibits.

  (c)  Exhibits

       Exhibit No.         Document Description

          99.1 Press Release issued by the Registrant on May 2, 1997.

                                SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CANMAX INC.



  Date:  May 2, 1997                 By:  /s/ Philip M. Parsons
                                          ____________________________
                                          Philip M. Parsons
                                          Chief Financial Officer

                              EXHIBIT INDEX



  Exhibit No.               Description

     99.1 Press Release issued by the Registrant on May 2, 1997.